UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2007

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Page
Item 2.02 Results of Operations and Financial Condition	2
Item 7.01 Regulation FD Disclosure	2
Item 9.01 Financial Statements and Exhibits	3
Signatures	4
EX-99.1
EX-99,2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8
EX-99.9
EX-99.10

Item 2.02. Results of Operations and Financial Condition
     On April 25, 2007, Pinnacle West Capital Corporation (the “Company” or “Pinnacle West”) issued a press release regarding its financial results for its fiscal quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.9.
     Certain of the Information referenced in Item 7.01 below relates to the Company’s results of operations for its fiscal quarter ended March 31, 2007. This Information is attached hereto as Exhibits 99.2, 99.3, 99.7, 99.9, and 99.10.
Item 7.01. Regulation FD Disclosure
Financial and Business Information
     The Company is providing quarterly consolidated statistical summaries, earnings variance explanations, and a glossary of relevant terms (collectively, “Information”) to help interested parties better understand its business (see Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.10). This Information is concurrently being posted to the Company’s website at www.pinnaclewest.com. The Information may not represent all of the factors that could affect the Company’s operating or financial results for various periods. Some of the Information is preliminary in nature and could be subject to significant adjustment. Some of the Information is based on information received from third parties and may contain inaccuracies. The Company is not responsible for any such inaccuracies. Although the Company may update or correct the Information if it is aware that such Information has been revised or is inaccurate, the Company assumes no obligation to update or correct the Information and reserves the right to discontinue the provision of all or any portion of the Information at any time or to change the type of Information provided.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company (“APS”)	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month periods ended March 31, 2007 and 2006.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2007.

99.4	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2006.

99.5	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2005.

99.6	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2004.

99.7	Pinnacle West APS	Pinnacle West Capital Corporation earnings variance explanations for the three months ended March 31, 2007 and 2006 and unaudited condensed consolidated statements of income for the three months ended March 31, 2007 and 2006.

99.8	Pinnacle West APS	Glossary of Terms.

99.9	Pinnacle West APS	Earnings News Release issued on April 25, 2007.

99.10	Pinnacle West APS	Non-GAAP Financial Measure Reconciliation - Operating Income (GAAP measure) to Gross Margin (non-GAAP financial measure).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: April 25, 2007	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: April 25, 2007	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

Exhibit Index

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary (cover page and list of contents).

99.2	Pinnacle West APS	Pinnacle West Capital Corporation quarterly consolidated statistical summary for the three-month periods ended March 31, 2007 and 2006.

99.3	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2007.

99.4	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2006.

99.5	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2005.

99.6	Pinnacle West APS	Pinnacle West Capital Corporation consolidated statistics by quarter for 2004.

99.7	Pinnacle West APS	Pinnacle West Capital Corporation earnings variance explanations for the three months ended March 31, 2007 and 2006 and unaudited condensed consolidated statements of income for the three months ended March 31, 2007 and 2006.

99.8	Pinnacle West APS	Glossary of Terms.

99.9	Pinnacle West APS	Earnings News Release issued on April 25, 2007.

99.10	Pinnacle West APS	Non-GAAP Financial Measure Reconciliation - Operating Income (GAAP measure) to Gross Margin (non-GAAP financial measure).

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